Exhibit 99.1

Electronic Arts Reports Q4 and FY24 Results
EA SPORTSTM Momentum Continued in FY24, Company Delivers Record Fiscal Year Cash Flow

REDWOOD CITY, CA – May 7, 2024 – (NASDAQ: EA) today announced preliminary financial results for its fourth quarter and fiscal year ended March 31, 2024.

“This year, EA delivered bigger, bolder world class entertainment that engaged and connected hundreds of millions of players and fans,” said Andrew Wilson, CEO of EA. “We will continue to build on this strong momentum through an incredible pipeline of new experiences, starting with College Football in FY25, positioning us for accelerated growth in FY26 and beyond.”

“EA’s FY24 was highlighted by record cash flow and strong earnings growth driven by EA SPORTS FCTM and Madden NFL,” said Stuart Canfield, CFO of EA. “With strong conviction in our future, we are announcing an expanded stock repurchase program. We look forward to sharing more about our long-term strategy and financial framework at our Investor Day this fall.”

Selected Operating Highlights and Metrics1

•Net bookings2 for FY24 was $7.430 billion, up 1% year-over-year (up 3% in constant currency).
•Delivered 11 titles and over 600 content updates in the year, including four non-annual sports titles and the successful rebrand of EA SPORTS FC.
•Our global football franchise grew net bookings by high-teens percent in FY24.
•During FY24, our EA SPORTSTM Madden NFL franchise delivered record net bookings, up 6% year-over-year and double-digit growth in weekly average users for both Madden NFL 24 and Madden Mobile.

Selected Financial Highlights and Metrics

•Net revenue for FY24 was $7.562 billion, up 2% year-over-year.
•For FY24, net cash provided by operating activities was a fiscal year record $2.315 billion, up 49% year-over-year.
•During FY24, EA returned $1.505 billion to stockholders through stock repurchases and dividends.
•The board has authorized a new stock repurchase program of $5 billion over three years.

Dividend

EA has declared a quarterly cash dividend of $0.19 per share of the Company’s common stock. The dividend is payable on June 19, 2024 to stockholders of record as of the close of business on May 29, 2024.

Quarterly Financial Highlights

	Three Months Ended
	March 31,
(in $ millions, except per share amounts)	2024	2023
Full game	333	372
Live services and other	1,446	1,502
Total net revenue	1,779	1,874

Net income (loss)	182	(12)
Diluted earnings (loss) per share	0.67	(0.04)

Operating cash flow	580	617

Value of shares repurchased	325	325
Number of shares repurchased	2.3	2.7

Cash dividend paid	51	52

The following GAAP-based financial data3 and tax rate of 19% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended March 31, 2024
	GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Restructuring and related charges	Stock-based compensation
Total net revenue	1,779	—	(113)	—	—
Cost of revenue	357	(29)	—	—	(2)
Gross profit	1,422	29	(113)	—	2
Total operating expenses	1,188	(72)	—	(61)	(146)
Operating income	234	101	(113)	61	148
Interest and other income (expense), net	26	—	—	—	—
Income before provision for income taxes	260	101	(113)	61	148
Number of shares used in computation:
Diluted	270

Fiscal Year Financial Highlights

	Twelve Months Ended
	March 31,
(in $ millions, except per share amounts)	2024	2023
Full game	2,015	1,937
Live services and other	5,547	5,489
Total net revenue	7,562	7,426

Net income	1,273	802
Diluted earnings per share	4.68	2.88

Operating cash flow	2,315	1,550

Value of shares repurchased	1,300	1,295
Number of shares repurchased	10.0	10.4

Cash dividend paid	205	210

The following GAAP-based financial data3 and a tax rate of 19% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results.

	Twelve Months Ended March 31, 2024
	GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Restructuring and related charges	Stock-based compensation
Total net revenue	7,562	—	(132)	—	—
Cost of revenue	1,710	(76)	—	—	(8)
Gross profit	5,852	76	(132)	—	8
Total operating expenses	4,334	(142)	—	(64)	(576)
Operating income	1,518	218	(132)	64	584
Interest and other income (expense), net	71	—	—	—	—
Income before provision for income taxes	1,589	218	(132)	64	584
Number of shares used in computation:
Diluted	272

Operating Metric

The following is a calculation of our total net bookings2 for the periods presented:

	Three Months Ended March 31,		Twelve Months Ended March 31,
(in $ millions)	2024	2023	2024	2023
Total net revenue	1,779	1,874	7,562	7,426
Change in deferred net revenue (online-enabled games)	(113)	72	(132)	(85)
Total net bookings	1,666	1,946	7,430	7,341

Business Outlook as of May 7, 2024

Fiscal Year 2025 Expectations – Ending March 31, 2025

Financial outlook metrics:
•Net revenue is expected to be approximately $7.100 billion to $7.500 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately $200 million.
•Net income is expected to be approximately $904 million to $1.085 billion.
•Diluted earnings per share is expected to be approximately $3.34 to $4.00.
•Operating cash flow is expected to be approximately $2.050 billion to $2.250 billion.
•The Company estimates a share count of 271 million for purposes of calculating diluted earnings per share.

Operational outlook metric:
•Net bookings2 is expected to be approximately $7.300 billion to $7.700 billion.

In addition, the following outlook for GAAP-based financial data3 and a tax rate of 19% are used internally by EA to adjust GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2025
	GAAP-Based Financial Data*
(in $ millions)	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Restructuring and related charges	Stock-based compensation
Total net revenue	7,100 to 7,500	—	200	—	—
Cost of revenue	1,480 to 1,520	(40)	—	—	(10)
Operating expense	4,345 to 4,435	(70)	—	(95)	(615)
Income before provision for income taxes	1,329 to 1,596	110	200	95	625
Net income	904 to 1,085
Number of shares used in computation:
Diluted shares	271
*The mid-point of the range has been used for purposes of presenting the reconciling items.

First Quarter Fiscal Year 2025 Expectations – Ending June 30, 2024

Financial outlook metrics:
•Net revenue is expected to be approximately $1.575 billion to $1.675 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately ($425) million.
•Net income is expected to be approximately $197 million to $243 million.
•Diluted earnings per share is expected to be approximately $0.73 to $0.90.
•The Company estimates a share count of 270 million for purposes of calculating diluted earnings per share.

Operational outlook metric:
•Net bookings2 is expected to be approximately $1.150 billion to $1.250 billion.

In addition, the following outlook for GAAP-based financial data3 and a tax rate of 19% are used internally by EA to adjust GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending June 30, 2024
	GAAP-Based Financial Data*
(in $ millions)	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Restructuring and related charges	Stock-based compensation
Total net revenue	1,575 to 1,675	—	(425)	—	—
Cost of revenue	240 to 250	(10)	—	—	(5)
Operating expense	1,065 to 1,085	(20)	—	(65)	(135)
Income before provision for income taxes	290 to 357	30	(425)	65	140
Net income	197 to 243
Number of shares used in computation:
Diluted shares	270
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Conference Call and Supporting Documents
Electronic Arts will host a conference call on May 7, 2024 at 2:00 pm PT (5:00 pm ET) to review its results for the fourth fiscal quarter and fiscal year ended March 31, 2024 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (888) 330-2446 (domestic) or (240) 789-2732 (international), using the conference code 5939891 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until May 22, 2024 at (800) 770-2030 (domestic) or (647) 362-9199 (international) using conference code 5939891. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s expectations under the heading “Business Outlook as of May 7, 2024” and other information regarding EA's expectations contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences and trends; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; economic and geopolitical conditions; changes in our tax rates or tax laws; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

These forward-looking statements are current as of May 7, 2024. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Annual Report on Form 10-K for the fiscal year ended March 31, 2024. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-K for the fiscal year ended March 31, 2024.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2024, EA posted GAAP net revenue of approximately $7.6 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS FC™, Battlefield™, Apex Legends™, The Sims™, EA SPORTS™ Madden NFL, Need for Speed™, Titanfall™, Plants vs. Zombies™ and EA SPORTS F1®. More information about EA is available at www.ea.com/news.

EA, EA SPORTS, EA SPORTS FC, Battlefield, Need for Speed, Apex Legends, The Sims, Titanfall, and Plants vs. Zombies are trademarks of Electronic Arts Inc. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Andrew Uerkwitz	Erin Rheaume
Vice President, Investor Relations	Director, Financial Communications
650-674-7191	650-628-7978
auerkwitz@ea.com	erheaume@ea.com

1 For more information on constant currency, please refer to the earnings slides available on EA’s IR Website.

2 Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

3 For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2023.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended March 31,		Twelve Months Ended March 31,

	2024	2023	2024	2023
Net revenue	1,779	1,874	7,562	7,426
Cost of revenue	357	448	1,710	1,792
Gross profit	1,422	1,426	5,852	5,634
Operating expenses:
Research and development	638	635	2,420	2,328
Marketing and sales	234	255	1,019	978
General and administrative	185	224	691	727
Amortization and impairment of intangibles	72	26	142	158
Restructuring	59	111	62	111
Total operating expenses	1,188	1,251	4,334	4,302
Operating income	234	175	1,518	1,332
Interest and other income (expense), net	26	6	71	(6)
Income before provision for income taxes	260	181	1,589	1,326
Provision for income taxes	78	193	316	524
Net income (loss)	182	(12)	1,273	802
Earnings (loss) per share
Basic	0.68	(0.04)	4.71	2.90
Diluted	0.67	(0.04)	4.68	2.88
Number of shares used in computation
Basic	267	274	270	277
Diluted	270	274	272	278

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance provided on January 30, 2024 for the three months ended March 31, 2024 plus a comparison to the actuals for the three months ended March 31, 2023.

	Three Months Ended March 31,
	2024 Guidance (Mid-Point)		2024 Actuals	2023 Actuals
		Variance
Net revenue
Net revenue	1,775	4	1,779	1,874
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	—	(113)	(113)	72
Cost of revenue
Cost of revenue	385	(28)	357	448
GAAP-based financial data
Acquisition-related expenses	(30)	1	(29)	(25)
Stock-based compensation	(5)	3	(2)	(2)
Operating expenses
Operating expenses	1,165	23	1,188	1,251
GAAP-based financial data
Acquisition-related expenses	(75)	3	(72)	(26)
Restructuring and related charges	—	(61)	(61)	(155)
Stock-based compensation	(150)	4	(146)	(140)
Income before tax
Income before tax	242	18	260	181
GAAP-based financial data
Acquisition-related expenses	105	(4)	101	51
Change in deferred net revenue (online-enabled games)[1]	—	(113)	(113)	72
Restructuring and related charges	—	61	61	155
Stock-based compensation	155	(7)	148	142
Tax rate used for management reporting	19%		19%	19%
Earnings (loss) per share
Basic	0.44	0.24	0.68	(0.04)
Diluted	0.44	0.23	0.67	(0.04)
Number of shares used in computation
Basic	269	(2)	267	274
Diluted	271	(1)	270	274
Anti-dilutive shares excluded for loss position[2]	—	—	—	1

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

2 Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable though stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	March 31, 2024	March 31, 2023[3]
ASSETS
Current assets:
Cash and cash equivalents	2,900	2,424
Short-term investments	362	343
Receivables, net	565	684
Other current assets	420	518
Total current assets	4,247	3,969
Property and equipment, net	578	549
Goodwill	5,379	5,380
Acquisition-related intangibles, net	400	618
Deferred income taxes, net	2,380	2,462
Other assets	436	481
TOTAL ASSETS	13,420	13,459

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	110	99
Accrued and other current liabilities	1,166	1,285
Deferred net revenue (online-enabled games)	1,814	1,901
Total current liabilities	3,090	3,285
Senior notes, net	1,882	1,880
Income tax obligations	497	607
Deferred income taxes, net	1	1
Other liabilities	437	393
Total liabilities	5,907	6,166

Stockholders’ equity:
Common stock	3	3
Retained earnings	7,582	7,357
Accumulated other comprehensive loss	(72)	(67)
Total stockholders’ equity	7,513	7,293
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,420	13,459

3Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2024	2023	2024	2023
OPERATING ACTIVITIES
Net income (loss)	182	(12)	1,273	802
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization, accretion and impairment	149	173	404	536
Stock-based compensation	148	142	584	548
Change in assets and liabilities
Receivables, net	303	152	119	(34)
Other assets	(38)	(50)	148	(103)
Accounts payable	30	31	(6)	10
Accrued and other liabilities	(83)	106	(202)	134
Deferred income taxes, net	(6)	(18)	82	(221)
Deferred net revenue (online-enabled games)	(105)	93	(87)	(122)
Net cash provided by operating activities	580	617	2,315	1,550

INVESTING ACTIVITIES
Capital expenditures	(51)	(47)	(199)	(207)
Proceeds from maturities and sales of short-term investments	182	152	632	395
Purchase of short-term investments	(180)	(142)	(640)	(405)
Net cash used in investing activities	(49)	(37)	(207)	(217)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	34	33	77	80
Cash dividends paid	(51)	(52)	(205)	(210)
Cash paid to taxing authorities for shares withheld from employees	(18)	(14)	(196)	(175)
Common stock repurchases	(325)	(325)	(1,300)	(1,295)
Net cash used in financing activities	(360)	(358)	(1,624)	(1,600)

Effect of foreign exchange on cash and cash equivalents	(13)	—	(8)	(41)
Change in cash and cash equivalents	158	222	476	(308)
Beginning cash and cash equivalents	2,742	2,202	2,424	2,732
Ending cash and cash equivalents	2,900	2,424	2,900	2,424

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q4	Q1	Q2	Q3	Q4	YOY %
	FY23	FY24	FY24	FY24	FY24	Change
Net revenue
Net revenue	1,874	1,924	1,914	1,945	1,779	(5%)
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	72	(346)	(94)	421	(113)
Gross profit
Gross profit	1,426	1,556	1,458	1,416	1,422	—
Gross profit (as a % of net revenue)	76%	81%	76%	73%	80%
GAAP-based financial data
Acquisition-related expenses	25	16	15	16	29
Change in deferred net revenue (online-enabled games)[1]	72	(346)	(94)	421	(113)
Stock-based compensation	2	2	2	2	2
Operating income
Operating income	175	542	377	365	234	34%
Operating income (as a % of net revenue)	9%	28%	20%	19%	13%
GAAP-based financial data
Acquisition-related expenses	51	41	39	37	101
Change in deferred net revenue (online-enabled games)[1]	72	(346)	(94)	421	(113)
Restructuring and related charges	155	3	—	—	61
Stock-based compensation	142	130	155	151	148
Net income (loss)
Net income (loss)	(12)	402	399	290	182	1,617%
Net income (loss) (as a % of net revenue)	(1%)	21%	21%	15%	10%
GAAP-based financial data
Acquisition-related expenses	51	41	39	37	101
Change in deferred net revenue (online-enabled games)[1]	72	(346)	(94)	421	(113)
Restructuring and related charges	155	3	—	—	61
Stock-based compensation	142	130	155	151	148
Tax rate used for management reporting	19%	19%	19%	19%	19%
Diluted earnings (loss) per share	(0.04)	1.47	1.47	1.07	0.67	1,775%
Number of shares used in computation
Basic	274	272	271	269	267
Diluted	274	274	272	271	270
Anti-dilutive shares excluded for loss position[2]	1	—	—	—	—

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

2Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable though stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q4	Q1	Q2	Q3	Q4	YOY %
	FY23	FY24	FY24	FY24	FY24	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	274	301	346	431	265	(3%)
Packaged goods	98	142	275	187	68	(31%)
Full game	372	443	621	618	333	(10%)
Live services and other	1,502	1,481	1,293	1,327	1,446	(4%)
Total net revenue	1,874	1,924	1,914	1,945	1,779	(5%)
Full game	20%	23%	32%	32%	19%
Live services and other	80%	77%	68%	68%	81%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	(24)	(21)	24	32	(37)
Packaged goods	(24)	(21)	46	4	(37)
Full game	(48)	(42)	70	36	(74)
Live services and other	120	(304)	(164)	385	(39)
Total change in deferred net revenue (online-enabled games) by composition[1]	72	(346)	(94)	421	(113)

Net revenue by platform
Console	1,088	1,167	1,187	1,229	1,049	(4%)
PC & Other	469	451	423	420	423	(10%)
Mobile	317	306	304	296	307	(3%)
Total net revenue	1,874	1,924	1,914	1,945	1,779	(5%)
GAAP-based financial data
Console	11	(266)	(35)	377	(94)
PC & Other	47	(77)	(34)	33	(10)
Mobile	14	(3)	(25)	11	(9)
Total change in deferred net revenue (online-enabled games) by platform[1]	72	(346)	(94)	421	(113)

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q4	Q1	Q2	Q3	Q4	YOY %
	FY23	FY24	FY24	FY24	FY24	Change
CASH FLOW DATA
Investing cash flow	(37)	(44)	(63)	(51)	(49)
Investing cash flow - TTM	(217)	(196)	(205)	(195)	(207)	5%
Financing cash flow	(358)	(482)	(351)	(431)	(360)
Financing cash flow - TTM	(1,600)	(1,606)	(1,609)	(1,622)	(1,624)	(2%)
Operating cash flow	617	359	112	1,264	580
Operating cash flow - TTM	1,550	1,987	2,211	2,352	2,315	49%
Capital expenditures	47	45	51	52	51
Capital expenditures - TTM	207	193	191	195	199	(4%)
Free cash flow[4]	570	314	61	1,212	529
Free cash flow[4] - TTM	1,343	1,794	2,020	2,157	2,116	58%
Common stock repurchases	325	325	325	325	325	—
Cash dividends paid	52	52	51	51	51	(2%)
DEPRECIATION
Depreciation expense	58	49	49	48	50	(14%)
BALANCE SHEET DATA
Cash and cash equivalents	2,424	2,259	1,946	2,742	2,900
Short-term investments	343	343	359	362	362
Cash and cash equivalents, and short-term investments	2,767	2,602	2,305	3,104	3,262	18%
Receivables, net	684	517	1,047	867	565	(17%)
STOCK-BASED COMPENSATION
Cost of revenue	2	2	2	2	2
Research and development	96	93	113	108	104
Marketing and sales	15	11	13	14	14
General and administrative	29	24	27	27	28
Total stock-based compensation	142	130	155	151	148
RESTRUCTURING AND RELATED CHARGES
Restructuring	111	1	2	—	59
Office space reductions	44	2	(2)	—	2
Total restructuring and related charges	155	3	—	—	61

4 Free cash flow is defined as Operating cash flow less Capital expenditures.